Exhibit 99.21
PG&E Corporation
This presentation is not complete without the accompanying statements made by management during the webcast conference call held on February 21, 2013.
This presentation, including Exhibits, and the accompanying press release, were attached to PG&E
Corporation’s Current Report on Form 8-K that was furnished to the Securities and Exchange
Commission on February 21, 2013 and, along with the replay of the conference call, are also available on PG&E Corporation’s website at www.pge-corp.com.
Fourth Quarter Earnings Call
February 21, 2013

Key Focus Areas
Position company
for success
Rebuild relationships and
partner effectively
Resolve gas issues
• Execute critical gas
 work
• Complete regulatory
 proceedings as soon
 as possible
• Rigorous multi-year
 planning
• Drive continuous
 improvement
• Strengthen local
 presence
• Engage in public
 policy
 development

Regulatory and Operational Updates
Executing
on Operations
 2012 Results
 •Strength tested 175 miles and replaced 40 miles of pipe
 •Installed 46 automatic or remote shutoff valves
 •Enhanced electric reliability with smart distribution circuits
 •Improved Customer Satisfaction Survey scores
Regulatory
Update
 • Cost of capital - 10.4% ROE, 52% equity ratio
 • Oakley plant approved - rate base no earlier than 2016
 • Pipeline Safety Enhancement Plan - through 2014
 • Filed 2014 GRC request - schedule issued by ALJ
 • Transmission Owner case - 9.1% ROE compliance filing

Q4		2012	
	Earnings (millions)	EPS	Earnings (millions)	EPS
Earnings from Operations	$ 253	$ 0.59	$ 1,367	$ 3.22
Items Impacting Comparability				
Natural Gas Matters	(259)	(0.60)	(488)	(1.15)
Environmental-Related Costs	(7)	(0.02)	(63)	(0.15)
Earnings on a GAAP Basis	**$ (13)**	**$ (0.03)**	**$ 816**	**$ 1.92**

Natural Gas Matters (millions, pre-tax)	Q4	2012
Pipeline-related costs	$ (106)	$ (477)
Disallowed capital	(353)	(353)
Penalties	(17)	(17)
Contribution to City of San Bruno	-	(70)
Third-party liability claims	-	(80)
Insurance recoveries	50	185
Total	**$ (426)**	**$ (812)**

Q4 and Full Year 2012: Earnings Results
See Exhibit 3 in the Appendix for additional detail.

$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.89
$(0.11)
$(0.09)
$(0.05)
$(0.02)
$(0.02)
$(0.06)
$0.05
$0.59
4Q 2011 EPS from Operations
Planned incremental work
Employee Operational Performance Incentive
Increase in shares outstanding
Storm & outage expenses
Litigation & regulatory matters
Other items
Increase in rate base earnings
4Q 2012 EPS from Operations

(1) Other items reflect energy efficiency incentive revenues and miscellaneous items. See Exhibit 5 in the Appendix for additional detail.
(1)
Q4 2012: Q over Q Comparison
EPS from Operations
EPS from Operations is not calculated in accordance with GAAP and excludes items impacting comparability. See Exhibit 3 in the Appendix for a reconciliation of EPS from Operations to EPS on a GAAP basis.
.

2013
Electric Distribution	1,850
Electric Transmission	850
Gas Transmission	350
Gas Distribution	800
Generation	800
Separately Funded	
PSEP	450
Total CapEx	**~5,100**

	2013
Electric Distribution	11.9
Electric Transmission*	4.5
Gas Transmission	1.8
Gas Distribution	3.0
Generation	4.5
Separately Funded	
PSEP	0.3
Total Rate Base	**~26.0**

Authorized ROE: 10.4% CPUC
   9.1% FERC
Cost of Capital
Authorized Rate Base (weighted average)
($ billions)
Assumptions for 2013 Guidance
EPS Factors
- Incremental O&M spending ($250 M)
- Financing and depreciation costs for incremental capex (~$1B)
- CWIP earnings 100% offset
- Lower gas storage revenues
+ Energy efficiency incentive revenues
Equity Ratio:   52%
Capital Expenditures Forecast
($ millions)
*Electric Transmission rate base reflects full TO14 request

2012 EPS from Operations
Earnings from Ops Comparison
 - ROE reductions
 - Higher shares
 - CWIP earnings 100% offset by below-the-line costs
 - Capital expenditures exceeding authorized
 + Rate base growth
$3.22
$2.55 - 2.75
2013 EPS from Operations
Earnings from Operations is not calculated in accordance with GAAP and excludes items impacting comparability.
See Exhibits 3 and 8 in the Appendix for additional detail.

($ millions)	2013
Unrecovered PSEP Expense[1]	150 - 200
Emerging Work[2]	175 - 225
Rights of Way Encroachment	
Integrity Management and Other Work	
Legal and other costs	50 - 100
Pipeline Related Costs	400 - 500*

* Total does not equal the sum of the components

Penalties	Timing and magnitude depend on outcome of investigations
Third Party Liabilities	0 - 145
Insurance Recoveries	Follows third-party claims

2013 Natural Gas Matters
(1)  Unrecovered PSEP Expense includes what was previously called “PSEP” and “PSEP - Not Requested.” Assumes no additional disallowed capital.

(2) For 2013 and 2014, right-of-way expense is expected to represent more than half of Emerging Work costs.

2012
2013(1)
~$775M
$1B - 1.2B

 + Lower earnings from operations
 + Higher capital expenditures
 + Q4 2012 PSEP capital charge
2013 Equity Issuance
(1) The guidance range for 2013 does not include potential penalties (other than those already accrued).
See Exhibit 1 in the Appendix for factors that could cause actual results to differ materially from the guidance presented and underlying assumptions.

Low		High	
EPS from Operations	$	2.55	$	2.75
Estimated Items Impacting Comparability				
Natural Gas Matters		(0.85)		(0.53)
Environmental-Related Costs		(0.04)		0.00
Estimated EPS on a GAAP Basis	**$**	**1.66**	**$**	**2.22**

Natural Gas Matters[1]
(millions, pre-tax)

	Low guidance range		High guidance range	
Pipeline-related costs	$	(500)	$	(400)
Penalties		-		-
Third-party liability claims		(145)		0
Insurance recoveries		-		-
Total	**$**	**(645)**	**$**	**(400)**

(1) The guidance range for 2013 does not include future insurance recoveries or potential penalties (other than those already accrued) or any potential punitive damages.
2013 EPS Guidance
See Exhibit 1 in the Appendix for factors that could cause actual results to differ materially from the guidance presented and underlying assumptions.

Looking Ahead: Capital Expenditures
Capital Expenditures 2014 - 2016
$4.5B - 5.5B
$4.5B - 6B
$4.5B - 6B
2014
2015
2016*
The high end of the range reflects capex at GRC request levels, including attrition amounts for 2015 and 2016, and current views of other future gas and electric proceedings.
The low end reflects capex consistent with 2013 spending levels, adjusted for completion of the
Cornerstone and Utility-owned Solar PV programs.
 *Excludes Oakley Plant

$28.5B - 29B
$32B - 35B
CAGR*: 6 - 10%
2014
2016*
Looking Ahead: Rate Base Growth
Rate Base Growth 2014 - 2016
 *Excludes Oakley Plant
The high end of the range reflects capex at GRC request levels, including attrition amounts for 2015 and 2016, and current views of other future gas and electric proceedings.
The low end reflects capex consistent with 2013 spending levels, adjusted for completion of the
Cornerstone and Utility-owned Solar PV programs.

Pipeline Related Costs

PSEP Costs	2014	Unrecovered costs continue
	2015	Future pipeline safety work incorporated in next Gas Transmission rate case
Emerging Work		
Right of Way Encroachment	2013-2017	Roughly $500 million of unrecovered costs
Integrity Management	2014	Unrecovered costs continue
	2015	Incorporated in next Gas Transmission rate case
Legal and other costs	2014	Significant decrease

Looking Ahead: Natural Gas Matters

Appendix

Table of Contents

Exhibit 1:	Safe Harbor Statement	Page 16
Exhibit 2:	Regulatory Calendar	Page 17
Exhibit 3:	Reconciliation of PG&E Corporation Earnings from Operations to Consolidated Income Available for Common Shareholders in Accordance with GAAP	Page 18
Exhibit 4:	Reconciliation of Pacific Gas and Electric Company Earnings from Operations to Consolidated Income Available for Common Stock in Accordance with GAAP	Page 19
Exhibit 5:	Key Drivers of PG&E Corporation Earnings per Common Share from Operations	Page 20
Exhibit 6:	Operational Performance Metrics	Page 21-22
Exhibit 7:	Sales and Sources Summary	Page 23
Exhibit 8:	EPS Guidance	Page 24
Exhibit 9:	General Earnings Sensitivities	Page 25
Exhibit 10:	Summary of Selected Regulatory Cases	Page 26-27

15

Exhibit 8: EPS Guidance

   Page
 24
Exhibit 9: General Earnings Sensitivities

Exhibit 10: Summary of Selected Regulatory Cases
   Page
 26-27

Exhibit 1: Safe Harbor Statement
Management's statements regarding guidance for PG&E Corporation’s future financial results and earnings from operations per common share, general earnings sensitivities, and the underlying assumptions about the future levels of capital expenditures, rate base, costs, and equity issuances, constitute forward-looking statements that are necessarily subject to various risks and uncertainties. These statements reflect management’s judgment and opinions, which are based on current expectations and various forecasts, estimates, and projections, the realization or resolution of which may be outside of management’s control. PG&E Corporation and the Utility are not able to predict all the factors that may affect future results. Some of the factors that could cause actual results to differ materially include:
•the outcome of pending investigations related to the Utility’s natural gas system operating practices and the San Bruno accident, including the ultimate amount of penalties (including criminal penalties, if any) and third-party liability the Utility incurs;
•the outcomes of ratemaking proceedings, such as the 2014 General Rate Case, the Transmission Owner rate case, and the 2015 Gas Transmission and Storage rate case;
•the ultimate costs the Utility incurs in the future that are not recovered through rates, including costs to perform work under the Pipeline Safety Enhancement Plan, to identify and remove encroachments from transmission pipeline easements, and to perform incremental work to improve the safety and reliability of electric and natural gas operations;
•the outcome of future investigations or enforcement proceedings relating to the Utility’s compliance with laws, rules, regulations, or orders applicable to the operation, inspection, and maintenance of its electric and gas facilities;
•whether PG&E Corporation and the Utility are able to repair the reputational harm that they have suffered, and may suffer in the future, due to the negative publicity surrounding the San Bruno accident, the related civil litigation, and the pending investigations, including any charge or finding of criminal liability;
•the level of equity contributions that PG&E Corporation must make to the Utility to enable the Utility to maintain its authorized capital structure as the Utility incurs charges and costs, including costs associated with natural gas matters and penalties imposed in connection with the pending investigations, that are not recoverable through rates or insurance;
•the impact of environmental remediation laws, regulations, and orders; the ultimate amount of environmental remediation costs; the extent to which the Utility is able to recover such costs from third parties or through rates or insurance; and the ultimate amount of environmental remediation costs the Utility incurs in connection with environmental remediation liabilities that are not recoverable through rates or insurance, such as the remediation costs associated with the Utility’s natural gas compressor station site located near Hinkley, California;
•the impact of new legislation, regulations, recommendations, policies, decisions, or orders relating to the operations, seismic design, security, safety, or decommissioning of nuclear generation facilities, the storage of spent nuclear fuel or cooling water intake;
•the occurrence of events, including cyber-attacks, that can cause unplanned outages, reduce generating output, disrupt the Utility’s service to customers, or damage or disrupt the facilities, operations, or information technology and systems owned by the Utility, its customers, or third parties on which the Utility relies; and whether the occurrence of such events subject the Utility to third-party liability for property damage or personal injury, or result in the imposition of civil, criminal, or regulatory penalties on the Utility; and
•the other factors and risks discussed in PG&E Corporation and the Utility’s 2012 Annual Report on Form 10-K and other reports filed with the Securities and Exchange
Commission.

3/11: Concurrent opening briefs
12/5: Concurrent reply briefs
Exhibit 2: Regulatory Calendar
2/25: Hearing on safety assessment
12/20: Final Decision
Recordkeeping
OII
I. 11-02-016
Gas Pipeline
Safety OIR
R. 11-02-019
Class Location
OII
I. 11-11-009
1/7-1/18: Evidentiary hearings
Gas Pipeline
OII
I. 12-01-007
11/20: Concurrent opening briefs
4/19: Concurrent reply briefs
1/7-1/18: Evidentiary hearings
3/25: Concurrent opening briefs
4/12: Concurrent reply briefs
5/14: PG&E coordinated reply
briefs on fines & remedies
5/24: Rebuttal briefs
on fines & remedies
1/11: PG&E financial analysis
testimony
2/8: CPSD
rebuttal testimony
3/4-3/5:
Evidentiary
hearings
4/26: Briefs on
fines & remedies
5/14: PG&E coordinated reply
briefs on fines & remedies
5/24: Rebuttal briefs
on fines & remedies
1/11: PG&E financial analysis
testimony
2/8: CPSD
rebuttal testimony
3/4-3/5:
Evidentiary
hearings
4/26: Briefs on
fines & remedies
5/14: PG&E coordinated reply
briefs on fines & remedies
5/24: Rebuttal briefs
on fines & remedies
1/11: PG&E financial analysis
testimony
2/8: CPSD
rebuttal testimony
3/4-3/5:
Evidentiary
hearings
4/26: Briefs on
fines & remedies
2/21: Replies to requests for rehearing
1/28: Intervenor requests for rehearing

Fourth Quarter and Year-to-Date, 2012 vs. 2011
(in millions, except per share amounts)

	Three months ended December 31,				Twelve months ended December 31,			
	Earnings		Earnings per Common Share (Diluted)		Earnings		Earnings per Common Share (Diluted)	
	2012	2011	2012	2011	2012	2011	2012	2011
PG&E Corporation Earnings from Operations [1]	$ 253	$ 366	$ 0.59	$ 0.89	$ 1,367	$ 1,438	$ 3.22	$ 3.58
Items Impacting Comparability: [2]								
Natural gas matters [3]	(259)	(283)	(0.60)	(0.69)	(488)	(520)	(1.15)	(1.30)
Environmental-related costs [4]	(7)	-	(0.02)	-	(63)	(74)	(0.15)	(0.18)
PG&E Corporation Earnings on a GAAP basis	**$ (13)**	**$ 83**	**$ (0.03)**	**$ 0.20**	**$ 816**	**$ 844**	**$ 1.92**	**$ 2.10**

(1) "Earnings from operations" is not calculated in accordance with GAAP and excludes items impacting comparability as described in Note (2) below.

(pre-tax)	**Three months ended December 31, 2012**	**Twelve months ended December 31, 2012**
Pipeline-related expenses	$ (106)	$ (477)
Disallowed capital expenditures	(353)	(353)
Penalties	(17)	(17)
Third-party claims	-	(80)
Insurance recoveries	50	185
Contribution to City of San Bruno	-	(70)
Natural gas matters	**$(426)**	**$(812)**

18

Exhibit 3: Reconciliation of PG&E Corporation Earnings from Operations to
Consolidated Income Available for Common Shareholders in Accordance with
Generally Accepted Accounting Principles (“GAAP”)
(4)  The Utility recorded charges of $11 million and $106 million, pre-tax, during the three and twelve months ended December 31, 2012, respectively, for environmental remediation costs associated with the Hinkley natural gas compressor site.
(2) Items impacting comparability reconcile earnings from operations with Consolidated Income Available for Common Shareholders as reported in accordance with GAAP.
(3) PG&E Corporation’s subsidiary, Pacific Gas and Electric Company (“Utility”) incurred net costs of $426 million and $812 million, pre-tax, during the three and twelve months ended December 31, 2012, respectively, in connection with natural gas matters. These amounts included pipeline-related expenses that will not be recoverable through rates to validate safe operating pressures, conduct strength testing, and perform other activities associated with safety improvements to the Utility’s natural gas pipeline system, as well as legal and regulatory costs. In addition, a charge was recorded for disallowed capital expenditures related to the Utility’s pipeline safety enhancement plan that are forecasted to exceed the California Public Utilities Commission’s (“CPUC”) authorized levels or that were specifically disallowed. These amounts also included an additional provision for penalties deemed probable of being imposed on the Utility in connection with pending CPUC investigations and other potential enforcement matters regarding the Utility’s natural gas operating practices. Costs incurred for the twelve months ended December 31, 2012 also included an increase in the accrual for third-party claims related to the San Bruno accident and a contribution to the City of San Bruno. These costs were partially offset by insurance recoveries.

Three months ended December 31, Earnings		Twelve months ended December 31, Earnings	
	2012	2011	2012	2011
Pacific Gas and Electric Company Earnings from Operations [1]	$ 275	$ 368	$ 1,348	$ 1,425
Items Impacting Comparability: [2]				
Natural gas matters [3]	(259)	(283)	(488)	(520)
Environmental-related costs [4]	(7)	-	(63)	(74)
Pacific Gas and Electric Company Earnings on a GAAP basis	**$ 9**	**$ 85**	**$ 797**	**$ 831**

Exhibit 4: Reconciliation of Pacific Gas and Electric Company Earnings from Operations to Consolidated Income Available for Common Stock in Accordance with GAAP
See Exhibit 3 for accompanying footnotes.
Fourth Quarter and Year-to-Date, 2012 vs. 2011
(in millions)

Fourth Quarter 2011 EPS from Operations [1]	$ 0.89
Increase in rate base earnings	0.05
Planned incremental work	(0.11)
Employee operational performance incentive	(0.09)
Storm and outage expenses	(0.02)
Litigation and regulatory matters	(0.02)
Energy efficiency incentive revenues	(0.01)
Increase in shares outstanding	(0.05)
Miscellaneous	(0.05)
Fourth Quarter 2012 EPS from Operations [1]	**$ 0.59**
2011 YTD EPS from Operations [1]	$3.58
Increase in rate base earnings	0.19
Storm and outage expenses	0.06
Litigation and regulatory matters	0.06
Gas transmission revenues	0.04
Planned incremental work	(0.36)
Employee operational performance incentive	(0.08)
Energy efficiency incentive revenues	(0.01)
Increase in shares outstanding	(0.19)
Miscellaneous	(0.07)
2012 Year-to-Date EPS from Operations [1]	**$ 3.22**

Exhibit 5: Key Drivers of PG&E Corporation Earnings per Common Share (“EPS”) from
Operations
(1) See Exhibit 3 for a reconciliation of EPS from Operations to EPS on a GAAP basis.
Fourth Quarter and Year-to-Date, 2012 vs. 2011
($/Share, Diluted)

PG&E®

	2012 Improvement/Results		
	EOY Actual	EOY Target	Meets Target
Safety (includes both public and employee safety metrics)			
Nuclear Operations	1st Quartile	1st Quartile	✓
Leak Repair Performance	42.1%	42.1%	✓
Gas Emergency Response	23.6%	14.7%	✓
Transmission & Distribution Wires Down (unplanned outages)	(10.3%)	3.0%	-
Electric Emergency Response	16.9%	7.0%	✓
Lost Workday Case Rate	(16.8%)	12.0%	-
Preventable Motor Vehicle Incident Rate	14.9%	7.0%	✓
Customer			
Customer Satisfaction	1.4%	0.8%	✓
Gas Operations Reliability	98.7%	98.0%	✓
Electric Operations Reliability - SAIDI	7.3%	6.2%	✓
Financial			
Earnings from Operations	$ 1,367	See note [(1)]	✓

See following page for definitions of the operational performance metrics

(1) The 2012 target for earnings from operations is not publicly reported but is consistent with the guidance range provided for 2012 EPS from operations of $3.10 to $3.30.

Exhibit 6: Operational Performance Metrics
Fourth Quarter 2012 Performance

Definitions of 2012 Operational Performance Metrics from Exhibit 6
The Operational Performance Metrics focus on three areas: safety (public and employee), customer service, and financial performance. The EOY targets for each metric except for nuclear performance are stated relative to percentage improvement in prior year performance. The EOY actual column provides actual percentage improvement (or decline) through the entire year. The column titled “Meets Target” shows illustratively whether or not the metric has met the EOY target.
Safety
Public safety metrics focus on Utility operations in three areas:
1.The safety of the Utility’s nuclear power operations is represented by 12 performance indicators for nuclear power generation reported to the Institute of Nuclear
Power Operations (“INPO”) and compared to industry benchmarks.
2.The safety of the Utility’s natural gas operations is represented by (a) the percentage improvement in number of completed grade 2 leak repairs, and (b) the percentage improvement in emergency response times of when utility gas personnel are on-site within one hour, and within 30 minutes of receiving an immediate response gas emergency order.
3.The safety of the Utility’s electric operations is represented by (a) the percentage improvement in the number of wire down events with resulting sustained unplanned outages, and (b) the percentage improvement in emergency response times of when utility electric personnel relieve 911 personnel at the site of a potential PG&E electric hazard within 60 minutes.
Employee safety metrics focus on two areas:
1.The percentage improvement in the number of Lost Workday Cases incurred per 200,000 hours worked. A lost workday case is a current year OSHA recordable incident that has resulted in at least one lost workday.
2.The percentage improvement in the Preventable MVI Rate, which measures the number of chargeable motor vehicle incidents per one million miles driven. A chargeable incident is one where the employee-driver could have prevented an incident, but failed to take reasonable steps to do so.
Customer
Customer satisfaction and service reliability are measured in three areas.
1.The percentage improvement in the Customer Satisfaction Score, which measures overall satisfaction with the Utility’s performance in delivering reliable service, pricing of services, and customer service experience. The score is weighted 60 percent for residential customers and 40 percent for small and medium business customers, based on a quarterly survey performed by an independent third-party research firm.
2.Gas Operations Reliability is measured by the percentage improvement in the timeliness of jobs entered into the gas mapping system.
3.Electric Operations Reliability is measured by the percentage improvement in the System Average Interruption Duration Index (“SAIDI”), which reflects the total time the average customer is without electric power, measured in minutes.
Financial
Earnings from operations measures PG&E Corporation’s earnings power from ongoing core operations. It allows investors to compare the underlying financial performance of the business from one period to another, exclusive of items that management believes do not reflect the normal course of operations (items impacting comparability). The measurement is not in accordance with GAAP. For a reconciliation of earnings from operations to earnings in accordance with GAAP, see Exhibit
3 PG&E Corporation Earnings from Operations and GAAP Income.

Three Months Ended December 31,		Twelve Months Ended December 31,	
	2012	2011	2012	2011
Sales from Energy Deliveries (in millions kWh)	20,895	20,706	86,113	83,688
Total Electric Customers at December 31			5,228,140	5,188,638
Total Gas Sales (in millions Mcf)	231	197	899	770
Total Gas Customers at December 31			4,364,939	4,327,407
Sources of Electric Energy (in millions kWh)				
Total Utility Generation	8,106	9,083	31,570	35,345
Total Purchased Power	12,394	10,376	48,933	41,958
Total Electric Energy Delivered	20,895	20,706	86,113	83,688
Diablo Canyon Performance				
Overall Capacity Factor (including refuelings)	94%	100%	90%	95%
Refueling Outage Period	None	None	4/22/12-6/17/12	5/1/11-6/5/11
Refueling Outage Duration During the Period (days)	None	None	55.5	35.8

Exhibit 7: Pacific Gas and Electric Company Sales and Sources Summary
Fourth Quarter and Year-to-Date, 2012 vs. 2011

2013 Guidance Launch	Low	High
Estimated EPS on an Earnings from Operations Basis	$ 2.55	$ 2.75
Estimated Items Impacting Comparability[1]		
Natural Gas Matters[2]	(0.85)	(0.53)
Environmental-Related Costs[3]	(0.04)	0.00
Estimated EPS on a GAAP Basis	**$ 1.66**	**$ 2.22**

(2) The range includes pipeline-related costs associated with the scope of work that the Utility expects to undertake on its natural gas pipeline system, as well as other items described below.

	2013	
(in millions, pre-tax)	**Low EPS guidance range**	**High EPS guidance range**
Pipeline-related costs [a]	$ (500)	$ (400)
Penalties [b]	-	-
Third-party claims [c]	(145)	0
Insurance recoveries [d]	-	-
Natural gas matters	**$ (645)**	**$ (400)**
Natural gas matters, after tax	**$ (382)**	**$ (237)**

24

(a) The range of $400 million to $500 million reflects pipeline-related expenses that are not recoverable through rates, including to perform work associated with the Utility’s pipeline safety enhancement plan and work related to the Utility’s multi-year effort to identify and remove encroachments from transmission pipeline rights-of-way, the integrity management of transmission pipelines and other gas-related work, and legal and regulatory expenses.
(b) Although the Utility believes the ultimate amount of penalties could be materially higher than the $200 million accrued at December 31, 2012, losses for penalties are recognized only when deemed probable and reasonably estimable under applicable accounting standards.
(c) Based on the cumulative charges recorded through 2012 of $455 million, the cumulative range for third-party claims is $455 million to $600 million.
(d) Although the Utility believes that a significant portion of the costs it incurs for third-party claims will be recovered through its insurance, insurance recoveries are recognized only when deemed probable under applicable accounting standards. The guidance provided does not include any potential future insurance recoveries or penalties (other than those already accrued) or any potential punitive damages.
(3)  The environmental-related cost range of $0 to $30 million primarily reflects additional potential costs related to the Utility’s whole house water replacement program and other remedial measures associated with the Hinkley natural gas compressor site. This range assumes the final groundwater remediation plan is adopted as proposed.
Exhibit 8: PG&E Corporation EPS Guidance

Variable	Description of Change	Estimated 2013 Earnings Impact
Rate base	+/- $100 million change in allowed rate base	+/- $5 million
Return on equity (“ROE”)	+/- 0.1% change in allowed ROE	+/- $14 million
Share count	+/- 1% change in average shares	+/- $0.03 per share
Revenues	+/- $8 million change in at-risk revenue (pre-tax), including Electric Transmission and California Gas Transmission	+/- $0.01 per share

Actual financial results for 2013 may differ materially from the guidance provided. For a discussion of the factors that may affect future results, see Exhibit 1.
Exhibit 9: General Earnings Sensitivities
PG&E Corporation and Pacific Gas and Electric Company

Regulatory Case	Docket #	Key Dates
2014 General Rate Case	A.12-11-009	Nov 15, 2012 – Application filed (Phase I) Q1 2013 – Phase II expected to be filed May 3, 2013 – DRA testimony May 17, 2013 – Intervenor testimony and Safety and Enforcement Division reports May 31, 2013 – Safety and Enforcement Audit report Jun 28, 2013 – Rebuttal testimony Jul 15 - Aug 9, 2013 – Evidentiary hearings Aug 12-13, 2013 – Mandatory settlement conference Sep 6, 2013 – Opening briefs Sep 27, 2013 – Reply briefs Nov 19, 2013 – Proposed decision Dec 19, 2013 – Final decision expected
Cost of Capital Proceeding Phase I - 2013 Cost of Capital Phase II - Multi-year Adjustment Mechanism	A.12-04-018	Dec 20, 2012 – Phase I final decision Jan 14, 2013 – Phase II hearing Mar 15, 2013 – Phase II proposed decision expected Apr 18, 2013 – Phase II final decision expected
Gas Pipeline Safety Order Instituting Rulemaking	R.11-02-019 D.11-03-047 D.11-06-017 D.11-10-010 D.11-12-048 D.12-04-047 D.12-04-010	Dec 20, 2012 – Final decision on Pipeline Safety Enhancement Plan Dec 20, 2012 – Decision on Gas Safety Plans Jan 28, 2013 – Intervenor requests for rehearing Feb 21, 2013 – Replies to requests for rehearing
Gas Matters Fines & Remedies	I.11-02-016 I.11-11-009 I.12-01-007	Jan 11, 2013 – PG&E financial analysis testimony Feb 8, 2013 – SED rebuttal testimony Mar 4-5, 2013 – Evidentiary hearings Apr 26, 2013 – Coordinated briefs on fines and remedies May 14, 2013 – PG&E coordinated reply briefs on fines and remedies May 24, 2013 – Coordinated rebuttal briefs on fines and remedies
Gas Transmission System Records Order Instituting Investigation	I.11-02-016	Jan 7-18, 2013 – Evidentiary hearings Mar 25, 2013 – Concurrent opening briefs Apr 19, 2013 – Concurrent reply briefs
Class Location Designation Order Instituting Investigation	I.11-11-009	Nov 20, 2012 – Concurrent opening briefs Dec 5, 2012 – Concurrent reply briefs
Order Instituting Investigation into PG&E's Operations and Practices in Connection with the San Bruno Explosion and Fire	I.12-01-007	Jan 7-18, 2013 – Evidentiary hearings Feb 25, 2013 – Evidentiary hearing on safety assessment Mar 11, 2013 – Concurrent opening briefs Apr 12, 2013 – Concurrent reply briefs
Nuclear Decommissioning Cost Triennial Proceeding	A.12-12-012	Dec 21, 2012 – Application filed Feb 15, 2013 – Prehearing conference Mar 13, 2013 – Intervenor testimony Apr 8, 2013 – Rebuttal testimony May 21-24, 2013 – Evidentiary hearings Jun 24, 2013 – Opening briefs Jul 8, 2013 – Reply briefs Sep 6, 2013 – Proposed decision Nov 2013 – Final decision expected

Exhibit 10: Pacific Gas and Electric Company
Summary of Selected Regulatory Cases

Regulatory Case	Docket #	Key Dates
Smart Grid Order Instituting Rulemaking	R.08-12-009 D.09-12-046 D.10-06-047 D.11-07-056 D.12-04-025 D.12-08-045 A.11-06-029 A.11-11-017 A.12-03-002	Mar 5, 2012 – PG&E filed Customer Data Access application Apr 24, 2012 – CPUC decision adopting metrics to measure Smart Grid deployments Aug 23, 2012 – CPUC decision extending privacy protections to customers of gas corporations and community choice aggregators, and to residential and small commercial customers of electric service providers Oct 1, 2012 – PG&E's first Smart Grid Annual Report
Oakley Generating Station	A.09-09-021 D.10-07-045 D.10-12-050 D.11-05-049 A.12-03-026	Dec 20, 2012 – Final decision approving Oakley Jan 28, 2013 – Intervenor requests for rehearing Feb 12, 2013 – PG&E reply to requests for rehearing
Application to Recover Costs Associated with Nuclear Relicensing	A.10-01-022 D.12-02-004	Feb 1, 2012 – ALJ dismissed proceeding until additional seismic studies are complete, at which point PG&E may file motion to re-open
Diablo Canyon Seismic Studies	A.10-01-014 D.10-08-003 D.12-09-008	Apr 18, 2012 – Evidentiary hearings Sep 13, 2012 – Final decision authorizing PG&E to recover up to $64.25 million for Diablo Canyon seismic studies
2010 & 2012 Long Term Procurement Plan	R.10-05-006 D.12-01-033 Track II R.12-03-014	Feb 13, 2013 – Final decision in Track I (Southern CA LCR needs) Late 2013 – Final decision in Track II (system reliability/ renewable integration need) expected 2013/2014 – Final decision in Track III (procurement rules) expected
SmartMeter Program Modifications	A.11-03-014 D.12-02-014	Dec 13-20, 2012 – Public participation hearings Jan 11, 2013 – Opening briefs Jan 25, 2013 – Reply briefs, request for final oral argument Feb 2013 – Final decision expected on Community Opt-Out and Medical Issues Apr 2013 – Proposed decision expected on Cost Allocation and Recovery May 2013 – Final decision expected on Cost Allocation and Recovery
Catastrophic Event Memorandum Account ("CEMA")	A.11-09-014	Q1 2013 – Proposed decision expected
2013 – 2015 Energy Efficiency Incentive Mechanism and 2010 Incentive Award	R.12-01-005 D.12-12-032	Dec 20, 2012 – CPUC approved $21 million award Q1 2013 – Proposed decision expected on 2013-2014 risk-reward incentive mechanism (RRIM) Q2 2013 – Comments/reply on RRIM modifications for 2015 and beyond
Transmission Owner Rate Case (TO14)	ER12-2701	Sep 28, 2012 – PG&E filed TO14 rate case seeking an annual revenue requirement for 2013 Nov 29, 2012 – FERC accepted filing making rates effective May 1, 2013 but ordered PG&E to refile with lower ROE Dec 21, 2012 – PG&E refiled TO14 with 9.1% ROE and sought rehearing of FERC's order on ROE Feb 25-26, 2013 – FERC settlement conference
Existing Transmission Contracts (ETC) Rate Case	ER13-616	Dec 21, 2012 – PG&E filed to increase the ETC rates for CDWR, BART and the Transmission Agency of Northern California

Most of these regulatory cases are discussed in PG&E Corporation and Pacific Gas and Electric Company's combined Annual Report on Form 10-K for the year ended December 31, 2012.

Exhibit 10: Pacific Gas and Electric Company
Summary of Selected Regulatory Cases (continued)